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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

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                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)


                                                           13-5266470
                                                           (I.R.S. employer
                                                           Identification no.)

399 Park Avenue, New York, New York                        10043
(Address of principal executive office)                    (Zip Code)

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                         LEHMAN BROTHERS HOLDINGS INC.
              (Exact name of obligor as specified in its charter)

       Delaware                                            13-3216325
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             Identification no.)

American Express Tower
World Financial Center
New York, NY                                               10285
(Address of principal executive offices)                   (Zip Code)

                          -----------------------------
                                Debt Securities
                      (Title of the indenture securities)
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Item 1.         GENERAL INFORMATION.
                Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

           Name                                       Address
           ----                                       -------
           Comptroller of the Currency                Washington, D.C.
           Federal Reserve Bank of New York           New York, NY
           Federal Deposit Insurance Corporation      Washington, D.C.

    (b)    Whether it is authorized to exercise corporate trust powers.

           Yes.

Item 2.    AFFILIATIONS WITH OBLIGOR.
           If the obligor is an affiliate of the trustee, describe each such affiliation.

           None.

Item 16.   LIST OF EXHIBITS.

    Exhibit 1 - Copy of Articles of Association of the Trustee, as now in
                effect.  (Exhibit 1 to T-1 to Registration Statement No.
                2-79983)

    Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

    Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

    Exhibit 4 - Copy of existing By-Laws of the Trustee.  (Exhibit 4 to T-1 to
                Registration Statement No. 33-34988)

    Exhibit 5 - Not applicable.

    Exhibit 6 - The consent of the Trustee required by Section 321(b) of the
                Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

    Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of December 31, 1993 - attached)

    Exhibit 8 - Not applicable.

    Exhibit 9 - Not applicable.





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                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 11th day of April, 1994.



                                   CITIBANK, N.A.

                                   By:  /s/P. DeFelice
                                        --------------
                                        Vice President






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